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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 13, 2000 with respect to the balance sheet of Harley-Davidson Motorcycle Trust 2000-3 at November 13, 2000, in the Registration Statement (Form S-3 No. 333-37550) and related Prospectus of Harley-Davidson Motorcycle Trusts dated November 15, 2000.





                                                 /s/ Ernst & Young


Chicago, Illinois
November 13, 2000


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